                                                                    EXHIBIT 10.6

                    AMENDED AND RESTATED TRADEMARK COLLATERAL
                        ASSIGNMENT AND SECURITY AGREEMENT
                        ---------------------------------

     THIS AGREEMENT ("Agreement"), dated August 27, 2001, is by and between RBX CORPORATION, a Delaware corporation ("Debtor"), with its chief executive office at 5221 Valleypark Drive, Roanoke, Virginia 24019 and CONGRESS FINANCIAL CORPORATION, a Delaware corporation, in its capacity as collateral agent pursuant to the Collateral Agency Agreement (as hereinafter defined) acting for and on behalf of Congress and the Note Trustee, each as hereinafter defined (in such capacity, together with any successor or replacement collateral agent, "Secured Party"), having an office at 1133 Avenue of the Americas, New York, New York 10036.

                              W I T N E S S E T H :
                              - - - - - - - - - -

     WHEREAS, Debtor has adopted, used and is using, and is the owner of the entire right, title, and interest in and to the trademarks, trade names, terms, designs and applications therefor described in Exhibit A hereto and made a part hereof; and

     WHEREAS, Congress Financial Corporation ("Congress"), Debtor and RBX Industries, Inc. ("Borrower") have entered or are about to enter into financing arrangements pursuant to which Congress may make loans and advances and provide other financial accommodations to Borrower as set forth in the Amended and Restated Loan Agreement, dated of even date herewith, by and among Congress, Borrower and Debtor (as the same now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced, the "Loan Agreement") and the other agreements, documents and instruments referred to therein or at any time executed and/or delivered in connection therewith or related thereto, including, but not limited to, this Agreement (all of the foregoing, together with the Loan Agreement, as the same now exist or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced, being collectively referred to herein as the "Congress Agreements");

     WHEREAS, Debtor, the parent corporation of Borrower, has issued its 12% Senior Secured Notes due 2006 (the "Senior Notes") pursuant to the Indenture, dated of even date herewith, by and among State Street Bank and Trust Company, in its capacity as trustee for the holders of the Senior Notes (in such capacity, "Note Trustee"), Debtor, as Issuer and Borrower, as guarantor (as the same now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced, being referred to herein as the "Indenture"), and other agreements, documents and instruments referred to therein or at any time executed and/or delivered in connection therewith or related thereto (all of the foregoing, together with the Indenture and the Senior Notes, as the same now exist or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced, being collectively referred to herein as the "Note Agreements");

     WHEREAS, Congress and the Note Trustee, on behalf of itself and the holders of the Senior Notes (collectively, "Lenders") have authorized and appointed Secured Party to act for and on behalf of each of them as collateral agent as set forth in the Intercreditor and Collateral Agency Agreement, dated of even date herewith, by and among Note Trustee on behalf of the holders of the Senior Notes, Congress and Secured Party, as acknowledged and agreed to by Debtor and Borrower (as the same now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced, the "Collateral Agency Agreement"); and

     WHEREAS, Debtor has executed and delivered or is about to execute and deliver to Congress the Amended and Restated Guarantee, dated on or about the date hereof, in favor of Congress pursuant to which Debtor absolutely and unconditionally guarantees to Congress the payment and performance of all now existing and hereafter arising obligations, liabilities and indebtedness of Borrower to Congress; and

     WHEREAS, in order to induce Secured Party and Lenders to enter into the Congress Agreements and the Note Agreements (collectively, the "Financing Agreements") and to make loans and advances and provide other financial accommodations to Borrower pursuant thereto, Debtor has agreed to grant to Secured Party certain collateral security as set forth herein;

     NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Debtor hereby agrees as follows:

     1. GRANT OF SECURITY INTEREST
        --------------------------

        (a) As collateral security for the prompt performance, observance and indefeasible payment in full of all of the Obligations (as hereinafter defined), Debtor hereby grants to Secured Party for the benefit of Lenders a continuing security interest in and a general lien upon, and a conditional assignment of, the following (being collectively referred to herein as the "Collateral"): (i) all of Debtor's now existing or hereafter acquired right, title, and interest in and to: (A) all of Debtor's trademarks, tradenames, trade styles and service marks and all applications, registrations and recordings relating to the foregoing as may at any time be filed in the United States Patent and Trademark Office or in any similar office or agency of the United States, any State thereof, any political subdivision thereof or in any other country, including, without limitation, the trademarks, terms, designs and applications described in Exhibit A hereto, together with all rights and privileges arising under applicable law with respect to Debtor's use of any trademarks, tradenames, trade styles and service marks, and all reissues, extensions, continuation and renewals thereof (all of the foregoing being collectively referred to herein as the "Trademarks"); and (B) all prints and labels on which such trademarks, tradenames, tradestyles and service marks appear, have appeared or will appear, and all designs and general intangibles of a like nature; (ii) the goodwill of the business symbolized by each of the Trademarks, including, without limitation, all customer lists and other records relating to the distribution of products or services bearing the Trademarks; (iii) all income, fees, royalties and other payments at any time due or payable with respect thereto, including, without limitation, payments under all licenses at any time entered into in connection therewith; (iv) the right to sue for past, present and future infringements thereof; (v) all rights corresponding thereto throughout the world; and (vi) any and all other proceeds of any of the foregoing, including, without limitation, damages and payments or claims by Debtor against third parties for past or future infringement of the Trademarks.

         (b) Notwithstanding anything to the contrary set forth in Section 1(a) above, the Collateral described in such Section shall not include any rights or interests in any contract, license or license agreement covering the personal property described above, as such, if under the terms of such contract, license or license agreement, or applicable law with respect thereto, the valid grant of a security interest or lien therein to Secured Party is prohibited and such prohibition has not been or is not waived or the consent of the other party to such contract, license or license agreement has not been or is not otherwise obtained or under applicable law such prohibition cannot be waived; provided,
                                                                    --------
that, the foregoing exclusion shall in no way be construed (i) to apply if any
----
such prohibition is unenforceable under Sections 9-904, 9-405 or 9-406 of the UCC, the Confirmation Order (as such term is defined in the Loan Agreement) or other applicable law or (ii) so as to limit, impair or otherwise affect Secured Party's unconditional continuing security interests in and liens upon any rights or interests of Debtor in or to monies due or to become due under any such contract, license or license agreement (including any Receivables (as such term is defined in the Loan Agreement)).

     2.  OBLIGATIONS SECURED
         -------------------

     The security interest, lien and other interests granted to Secured Party pursuant to this Agreement shall secure the prompt performance, observance and payment in full of any and all obligations, liabilities and indebtedness of every kind, nature and description owing by Debtor to Secured Party or any Lender, including principal, interest, charges, fees, costs and expenses, however evidenced, whether as principal, surety, endorser, guarantor or otherwise, to the extent arising under this Agreement, the Existing Congress Agreement (as hereinafter defined), the Loan Agreement, the Indenture or the other Financing Agreements, whether now existing or hereafter arising, whether arising before, during or after the initial or any renewal term of the Loan Agreement, or before, during or after the confirmation of the plan of reorganization in the Chapter 11 Cases, or after the commencement of any case with respect to Debtor under the United States Bankruptcy Code or any similar statute (including, without limitation, the payment of interest and other amounts which would accrue and become due but for the commencement of such case), whether direct or indirect, absolute or contingent, joint or several, due or not due, primary or secondary, and liquidated or unliquidated (all of the foregoing being collectively referred to herein as the "Obligations").

     3.  REPRESENTATIONS, WARRANTIES AND COVENANTS
         -----------------------------------------

     Debtor hereby represents, warrants and covenants with and to Secured Party the following (all of such representations, warranties and covenants being continuing so long as any of the Obligations are outstanding):

     (a) Debtor shall pay and perform, or cause to be paid and performed, all of the Obligations according to their terms.

     (b) All of the existing Collateral is valid and subsisting in full force and effect, and Debtor owns the sole, full and clear title thereto, and the right and power to grant the security interest and conditional assignment granted hereunder. Debtor shall, at Debtor's expense, perform all acts and execute all documents necessary to maintain the existence of the Collateral consisting of registered Trademarks as registered trademarks and to maintain the existence of all of the Collateral as valid and subsisting, including, without limitation, the filing of any renewal affidavits and applications. The Collateral is not subject to any liens, claims, mortgages, assignments, licenses, security interests or encumbrances of any nature whatsoever, except:
(i) the security interests granted hereunder and pursuant to the other Security Agreements (as defined in the Loan Agreement), (ii) the security interests permitted under the Loan Agreement, and (iii) the licenses permitted under
Section 3(e) below.

     (c) Debtor shall not assign, sell, mortgage, lease, transfer, pledge, hypothecate, grant a security interest in or lien upon, encumber, grant an exclusive or non-exclusive license relating to the Collateral, or otherwise dispose of any of the Collateral, in each case without the prior written consent of Secured Party, except as otherwise permitted herein or in the Loan Agreement. Nothing in this Agreement shall be deemed a consent by Secured Party to any such action, except as such action is expressly permitted hereunder.

     (d) Debtor shall, at Debtor's expense, promptly perform all acts and execute all documents requested at any time by Secured Party to evidence, perfect, maintain, record or enforce the security interest in and conditional assignment of the Collateral granted hereunder or to otherwise further the provisions of this Agreement. Debtor hereby authorizes Secured Party to execute and file one or more financing statements (or similar documents) with respect to the Collateral, signed only by Secured Party or as otherwise determined by Secured Party. Debtor further authorizes Secured Party to have this Agreement or any other similar security agreement filed with the Commissioner of Patents and Trademarks or any other appropriate federal, state or government office.

     (e) As of the date hereof, Debtor does not have any Trademarks registered, or subject to pending applications, in the United States Patent and Trademark Office or any similar office or agency in the United States, any State thereof, any political subdivision thereof or in any other country, other than those described in Exhibit A hereto and has not granted any licenses with respect thereto other than as set forth in Exhibit B hereto.

     (f) Debtor shall, concurrently with the execution and delivery of this Agreement, execute and deliver to Secured Party five (5) originals of a Special Power of Attorney in the form of Exhibit C annexed hereto for the implementation of the assignment, sale or other disposition of the Collateral pursuant to Secured Party's exercise of the rights and remedies granted to Secured Party hereunder.

     (g) Secured Party may, in its discretion, pay any amount or do any act which Debtor fails to pay or do as required hereunder or as requested by Secured Party to preserve, defend, protect, maintain, record or enforce the Obligations, the Collateral, or the security interest and conditional assignment granted hereunder, including, but not limited to, all filing or recording fees, court costs, collection charges, attorneys' fees and legal expenses. Debtor shall be liable to Lenders for any such payment, which payment shall be deemed an advance by Lenders to Debtor, shall be payable on demand together with interest at the highest rate then applicable to the indebtedness of Borrower to Lenders set forth in the Loan Agreement or the Indenture, as the case may be, and shall be part of the Obligations secured hereby.

     (h) Debtor shall not file any application for the registration of a Trademark with the United States Patent and Trademark Office or any similar office or agency in the United States, unless Debtor has given Secured Party thirty (30) days prior written notice of such action. If, after the date hereof, Debtor shall (i) obtain any registered trademark or tradename, or apply for any such registration in the United States Patent and Trademark Office or in any similar office or agency in the United States, any State thereof, any political subdivision thereof or in any other country, or (ii) become the owner of any trademark registrations or applications for trademark registration used in the United States or any State thereof, political subdivision thereof or in any other country, the provisions of Section 1 hereof shall automatically apply thereto. Upon the request of Secured Party, Debtor shall promptly execute and deliver to Secured Party any and all assignments, agreements, instruments, documents and such other papers as may be requested by Secured Party to evidence the security interest in and conditional assignment of such Trademark in favor of Secured Party.

     (i) Debtor has not abandoned any of the Trademarks and Debtor will not do any act, nor omit to do any act, whereby the Trademarks may become abandoned, invalidated, unenforceable, avoided, or avoidable. Debtor shall notify Secured Party immediately if it knows or has reason to know of any reason why any application, registration, or recording with respect to the Trademarks may become abandoned, canceled, invalidated, avoided, or avoidable.

     (j) Debtor shall render any assistance, as Secured Party shall determine is necessary, to Secured Party in any proceeding before the United States Patent and Trademark Office, any federal or state court, or any similar office or agency in the United States, any State thereof, any political subdivision thereof or in any other country, to maintain such application and registration of the Trademarks as Debtor's exclusive property and to protect Secured Party's interest therein, including, without limitation, filing of renewals, affidavits of use, affidavits of incontestability and opposition, interference, and cancellation proceedings.

     (k) No material infringement or unauthorized use presently is being made of any of the Trademarks that would adversely affect in any material respect the fair market value of the Collateral or the benefits of this Agreement granted to Secured Party, including, without limitation, the validity, priority or perfection of the security interest granted herein or the remedies of Secured Party hereunder. Debtor shall promptly notify Secured Party if Debtor (or any affiliate or subsidiary thereof) learns of any use by any person of any term or design which infringes on any Trademark or is likely to cause confusion with any Trademark. If requested by Secured Party, Debtor, at Debtor's expense, shall join with Secured Party in such action as Secured Party, in Secured Party's discretion, may deem advisable for the protection of Secured Party's interest in and to the Trademarks.

     (l) Debtor assumes all responsibility and liability arising from the use of the Trademarks and Debtor hereby indemnifies and holds Secured Party and Lenders harmless from and against any claim, suit, loss, damage, or expense (including attorneys' fees and legal expenses) arising out of any alleged defect in any product manufactured, promoted, or sold by Debtor (or any affiliate or subsidiary thereof) in connection with any Trademark or out of the manufacture, promotion, labelling, sale or advertisement of any such product by Debtor (or any affiliate or subsidiary thereof). The foregoing indemnity shall survive the payment of the Obligations, the termination of this Agreement and the termination or non-renewal of the Loan Agreement and the Indenture.

     (m) Debtor shall promptly pay Secured Party and Lenders for any and all expenditures made by Secured Party or any Lender pursuant to the provisions of this Agreement or for the defense, protection or enforcement of the Obligations, the Collateral, or the security interests and conditional assignment granted hereunder, including, but not limited to, all filing or recording fees, court costs, collection charges, travel expenses, and attorneys' fees and legal expenses. Such expenditures shall be payable on demand, together with interest at the highest rate then applicable to the indebtedness of Borrower to Lenders set forth in the Loan Agreement or the Indenture, as the case may be, and shall be part of the Obligations secured hereby.

     4. EVENTS OF DEFAULT
        -----------------

     The occurrence or existence of any Event of Default under the Loan Agreement or the Indenture is referred to herein individually as an "Event of Default", and collectively as "Events of Default".

     5. RIGHTS AND REMEDIES
        -------------------

     At any time an Event of Default exists or has occurred and is continuing, in addition to all other rights and remedies of Secured Party and Lenders, whether provided under this Agreement, the Loan Agreement, the Indenture, the other Financing Agreements, applicable law or otherwise, Secured Party shall have the following rights and remedies which may be exercised without notice to, or consent by, Debtor except as such notice or consent is expressly provided for hereunder:

     (a) Secured Party may require that neither Debtor nor any affiliate or subsidiary of Debtor make any use of the Trademarks or any marks similar thereto for any purpose whatsoever. Secured Party may make use of any Trademarks for the sale of goods, completion of work-in-process or rendering of services in connection with enforcing any other security interest granted to Secured Party by Debtor or any subsidiary or affiliate of Debtor or for such other reason as Secured Party may determine.

     (b) Secured Party may grant such license or licenses relating to the Collateral for such term or terms, on such conditions, and in such manner, as Secured Party shall in its discretion deem appropriate. Such license or licenses may be general, special or otherwise, and may be granted on an exclusive or non-exclusive basis throughout all or any part of the United States of America, its territories and possessions, and all foreign countries.

     (c) Secured Party may assign, sell or otherwise dispose of the Collateral or any part thereof, either with or without special conditions or stipulations except that if notice to Debtor of intended disposition of Collateral is required by law, the giving of five (5) days prior written notice to Debtor of any proposed disposition shall be deemed reasonable notice thereof and Debtor waives any other notice with respect thereto. Secured Party shall have the power to buy the Collateral or any part thereof, and Secured Party shall also have the power to execute assurances and perform all other acts which Secured Party may, in its discretion, deem appropriate or proper to complete such assignment, sale, or disposition. In any such event, Debtor shall be liable for any deficiency.

     (d) In addition to the foregoing, in order to implement the assignment, sale, or other disposition of any of the Collateral pursuant to the terms hereof, Secured Party may at any time execute and deliver on behalf of Debtor, pursuant to the authority granted in the Powers of Attorney described in Section 3(f) hereof, one or more instruments of assignment of the Trademarks (or any application, registration, or recording relating thereto), in form suitable for filing, recording, or registration. Debtor agrees to pay Secured Party on demand all costs incurred in any such transfer of the Collateral, including, but not limited to, any taxes, fees, and attorneys' fees and legal expenses. Debtor agrees that Secured Party has no obligation to preserve rights to the Trademarks against any other parties.

     (e) Secured Party may first apply the proceeds actually received from any such license, assignment, sale or other disposition of any of the Collateral to the costs and expenses thereof, including, without limitation, attorneys' fees and all legal, travel and other expenses which may be incurred by Secured Party. Thereafter, subject to the Collateral Agency Agreement, Secured Party may apply any remaining proceeds to such of the Obligations as Secured Party may in its discretion determine. Debtor shall remain liable to Lenders for any of the Obligations remaining unpaid after the application of such proceeds, and Debtor shall pay Secured Party on demand any such unpaid amount, together with interest at the highest rate then applicable to the indebtedness of Borrower to Lenders set forth in the Loan Agreement or the Indenture, as the case may be.

     (f) Debtor shall supply to Secured Party or to Secured Party's designee, Debtor's knowledge and expertise relating to the manufacture and sale of the products and services bearing the Trademarks and Debtor's customer lists and other records relating to the Trademarks and the distribution thereof.

     (g) Nothing contained herein shall be construed as requiring Secured Party or any Lender to take any such action at any time. All of Secured Party's and Lenders' rights and remedies, whether provided under this Agreement, the other Financing Agreements, applicable law, or otherwise, shall be cumulative and none is exclusive. Such rights and remedies may be enforced alternatively, successively, or concurrently.

     6. JURY TRIAL WAIVER; OTHER WAIVERS AND CONSENTS; GOVERNING LAW
        ------------------------------------------------------------

     (a) The validity, interpretation and enforcement of this Agreement and the other Financing Agreements and any dispute arising out of the relationship between the parties hereto, whether in contract, tort, equity or otherwise, shall be governed by the internal laws of the State of New York (without giving effect to principles of conflicts of law).

     (b) Debtor and Secured Party irrevocably consent and submit to the non-exclusive jurisdiction of the Supreme Court of the State of New York in New York County and the United States District Court for the Southern District of New York and waive any objection based on venue or forum non conveniens with
                                                   ----- --- ----------
respect to any action instituted therein arising under this Agreement or any of the other Financing Agreements or in any way connected or related or incidental to the dealings of Debtor and Secured Party or any Lender in respect of this Agreement or the other Financing Agreements or the transactions related hereto or thereto, in each case whether now existing or thereafter arising, and whether in contract, tort, equity or otherwise, and agree that any dispute with respect to any such matters shall be heard only in the courts described above (except that Secured Party shall have the right to bring any action or proceeding against Debtor or its property in the courts of any other jurisdiction which Secured Party deems necessary or appropriate in order to realize on the Collateral or to otherwise enforce its rights against Debtor or its property).

     (c) Debtor hereby waives personal service of any and all process upon it and consents that all such service of process may be made by certified mail (return receipt requested) directed to its address set forth herein and service so made shall be deemed to be completed five (5) days after the same shall have been so deposited in the U.S. mails, or, at Secured Party's option, by service upon Debtor in any other manner provided under the rules of any such courts. Within thirty (30) days after such service, Debtor shall appear in answer to such process, failing which Debtor shall be deemed in default and judgment may be entered by Secured Party against Debtor for the amount of the claim and other relief requested.

     (d) DEBTOR AND SECURED PARTY EACH HEREBY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION (i) ARISING UNDER THIS AGREEMENT OR ANY OF THE OTHER FINANCING AGREEMENTS OR (ii) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF DEBTOR AND SECURED PARTY OE ANY LENDER IN RESPECT OF THIS AGREEMENT OR ANY OF THE OTHER FINANCING AGREEMENTS OR THE TRANSACTIONS RELATED HERETO OR THERETO IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER IN CONTRACT, TORT, EQUITY OR OTHERWISE. DEBTOR AND SECURED PARTY EACH HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY AND THAT DEBTOR OR SECURED PARTY MAY FILE AN ORIGINAL COUNTERPART OF A COPY OF THIS AGREEMENT WITH ANY COURT AS WRITTEN EVIDENCE OF THE

CONSENT OF DEBTOR AND SECURED PARTY TO THE WAIVER OF THEIR RIGHT TO TRIAL BY
JURY.

     (e) Secured Party and Lenders shall not have any liability to Debtor (whether in tort, contract, equity or otherwise) for losses suffered by Debtor in connection with, arising out of, or in any way related to the transactions or relationships contemplated by this Agreement, or any act, omission or event occurring in connection herewith, unless it is determined by a final and non-appealable judgment or court order binding on Secured Party or such Lender that the losses were the result of acts or omissions constituting gross negligence or willful misconduct. In any such litigation, Secured Party and Lenders shall be entitled to the benefit of the rebuttable presumption that it acted in good faith and with the exercise of ordinary care in the performance by it of the terms of this Agreement and the other Financing Agreements.

       7.    ACKNOWLEDGMENT AND RESTATEMENT
             ------------------------------

          (a) Debtor has granted to Congress a security interest in and lien upon the Collateral pursuant to the Trademark Collateral Assignment and Security Agreement, dated April 20, 2001, between Debtor and Congress (the "Existing Congress Agreement"). RBX Group, Inc. ("RBX Group") has merged with and into Debtor with Debtor as the surviving corporation pursuant to the Agreement of Merger, dated on or about the date hereof, by and among RBX Group, Debtor and certain of their affiliates (the "Merger").

          (b) Debtor as the survivor of the Merger hereby expressly assumes, adopts and ratifies the Existing Congress Agreement and acknowledges, confirms and agrees that: (i) Debtor as the survivor of the Merger is and shall continue to be unconditionally liable in all respects for all of the Obligations pursuant to the Existing Congress Agreement, without offset, defense or counterclaim of any kind, nature or description whatsoever, (ii) the security interest in and lien upon the Collateral in favor of Congress and the perfection and priority thereof shall continue upon the Collateral in all respects in full force and effect, (iii) Secured Party has and shall continue to have security interests in and liens upon all of the Collateral heretofore granted to Congress pursuant to the Existing Congress Agreement to secure the Obligations, as well as any Collateral granted hereunder or under the other Financing Agreements granted to or held by Secured Party, (iv) the agreements and obligations of Debtor contained in the Existing Congress Agreement constitute the legal, valid and binding obligations of Debtor (as successor by merger to RBX Group) enforceable against Debtor in accordance with its respective terms, (v) Secured Party is entitled to all of the rights and remedies provided for in the Existing Congress Agreement and (vi) the security interests in and liens upon the Collateral of Secured Party are and shall be deemed to be continuously granted and perfected from the earliest date of the granting and perfection of such liens and security interests, whether hereunder, under the other Financing Agreements or the Existing Congress Agreement.

          (c) Except as otherwise stated in Section 7(b) hereof and this Section 7(c), as of the date hereof, the terms, conditions, covenants, agreements, representations and warranties set forth in the Existing Congress Agreement are hereby replaced and superseded in their entirety by the terms, conditions, covenants, agreements, representations and warranties set forth in this

Agreement and the other Financing Agreements, except that nothing contained
                                              ------ ----
herein or in the other Financing Agreements shall impair or adversely affect the continuation of the liability of Debtor for the Obligations heretofore incurred during the Chapter 11 Cases (as predecessor to Debtor) and the security interests, liens and other interests in the Collateral heretofore granted, pledged and/or assigned (including during the Chapter 11 Cases), as predecessor to Debtor or otherwise, to Lenders or Secured Party. The amendment and restatement contained herein shall not, in any manner, be construed to constitute payment of, or impair, limit, cancel or extinguish, or constitute a novation in respect of, the indebtedness and other obligations and liabilities of Debtor evidenced by or arising under the Existing Congress Agreement, and the liens and security interests securing such indebtedness and other obligations and liabilities, which shall not in any manner be impaired, limited, terminated, waived or released.

     (d) Debtor, for itself and its successors and assigns, does hereby remise, release, discharge and hold Lenders and Secured Party, any of their respective officers, directors, agents and employees and their respective predecessors, successors and assigns harmless from all claims, demands, debts, sums of money, accounts, damages, judgments, financial obligations, actions, causes of action, suits at law or in equity, of any kind or nature whatsoever, whether or not now existing or known, which Debtor or its respective successors or assigns has had or may now or hereafter claim to have against Congress or Secured Party or any of their respective officers, directors, agents and employees and their respective predecessors, successors and assigns in any way arising from or connected with the Existing Congress Agreement or the arrangements set forth therein or transactions thereunder up to and including the date hereof.

     8.  MISCELLANEOUS
         -------------

     (a) All notices, requests and demands hereunder shall be in writing and deemed to have been given or made: if delivered in person, immediately upon delivery; if by telex, telegram or facsimile transmission, immediately upon sending and upon confirmation of receipt; if by nationally recognized overnight courier service with instructions to deliver the next business day, one (1) business day after sending; and if by certified mail, return receipt requested, five (5) days after mailing. All notices, requests and demands upon the parties are to be given to the following addresses or facsimile numbers (or to such other address or facsimile number as any party may designate by notice in accordance with this Section):

            If to Debtor:   RBX Corporation
                            5221 Valleypark Drive
                            Roanoke, Virginia 24019
                            Fax No.: 540-561-6027

            If to Secured   Congress Financial Corporation, as Collateral Agent
            Party:          1133 Avenue of the Americas
                            New York, New York 10036

                            Attention: Portfolio Manager
                            Fax No.: 212-545-4283

     (b) All references to the term "Chapter 11 Cases" wherever used herein shall mean the Chapter 11 Cases of Debtor and certain of its affiliates under the Bankruptcy Code referred to as In re RBX Corporation, et al., Case No.
                                   -----------------------------
7-01-00436 (WRS), Jointly Administered, which were pending in the United States Bankruptcy Court for the Western District of Virginia, Roanoke Division. All references to the term "Bankruptcy Code" wherever used herein shall mean the United States Bankruptcy Code, being Title 11 of the United States Code, as the same now exists or may from time to time hereafter be amended, modified, recodified or supplemented, together with all official rules, regulations and interpretations thereunder or related thereto. All references to the plural herein shall also mean the singular and to the singular shall also mean the plural. All references to Debtor, Secured Party or any Lender pursuant to the definitions set forth in the recitals hereto, or to any other person herein, shall include their respective successors and assigns. The words "hereof," "herein," "hereunder," "this Agreement" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not any particular provision of this Agreement and as this Agreement now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced. An Event of Default shall exist or continue or be continuing until such Event of Default is waived in accordance with Section 8(e) hereof or is cured in a manner satisfactory to Secured Party. All references to the term "Person" or "person" herein shall mean any individual, sole proprietorship, partnership, corporation (including, without limitation, any corporation which elects subchapter S status under the Internal Revenue Code of 1986, as amended), limited liability company, limited liability partnership, business trust, unincorporated association, joint stock company, trust, joint venture or other entity or any government or any agency or instrumentality or political subdivision thereof.

     (c) This Agreement, the other Financing Agreements and any other document referred to herein or therein shall be binding upon Debtor and its successors and assigns and inure to the benefit of and be enforceable by Secured Party and its successors and assigns.

     (d) If any provision of this Agreement is held to be invalid or unenforceable, such invalidity or unenforceability shall not invalidate this Agreement as a whole, but this Agreement shall be construed as though it did not contain the particular provision held to be invalid or unenforceable and the rights and obligations of the parties shall be construed and enforced only to such extent as shall be permitted by applicable law.

     (e) Neither this Agreement nor any provision hereof shall be amended, modified, waived or discharged orally or by course of conduct, but only by a written agreement signed by an authorized officer of Secured Party. Secured Party and Lenders shall not, by any act, delay, omission or otherwise be deemed to have expressly or impliedly waived any of its rights, powers and/or remedies unless such waiver shall be in writing and signed by an authorized officer of Secured Party (and Lenders with respect to any waiver of an Event of Default). Any such waiver shall be enforceable only to the extent specifically set forth therein. A waiver by Secured Party or any Lender of any right, power and/or remedy on any one occasion shall not be construed as a bar to or waiver of any such right, power and/or remedy which Secured Party or such Lender would otherwise have on any future occasion, whether similar in kind or otherwise.

     (f) In the event of any specific inconsistency between the terms of this Agreement and the Confirmation Order (as such term is defined in the Loan Agreement), the terms, covenants representations, warranties or other provisions of the Confirmation Order shall govern with respect to such specific inconsistency.

                [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, Debtor and Secured Party have executed this Agreement as of the day and year first above written.

                                             RBX CORPORATION

                                             By: /s/ Eugene I. Davis
                                                --------------------------------

                                             Title: CRO and President
                                                   -----------------------------


                                             CONGRESS FINANCIAL CORPORATION,
                                               as Collateral Agent

                                             By: /s/ Peter R. Seckel
                                                --------------------------------

                                             Title: SVP
                                                   -----------------------------

STATE OF NEW YORK            )
                             ) ss.:
COUNTY OF NEW YORK           )


     On this 22 day of August, 2001, before me personally came Eugene I. Davis, to me known, who being duly sworn, did depose and say, that he/she is the CRO and President of RBX CORPORATION, the corporation described in and which executed the foregoing instrument; and that he/she signed his/her name thereto by order of the Board of Directors of said corporation.

                                               /s/ Sharon Kay Miller
                                               --------------------------------
                                                                 Notary Public

STATE OF NEW YORK            )
                             ) ss.:
COUNTY OF NEW YORK           )


     On this 22 day of August, 2001, before me personally came Peter R. Seckel, to me known, who, being duly sworn, did depose and say, that he/she is the SVP of CONGRESS FINANCIAL CORPORATION, the corporation described in and which executed the foregoing instrument; and that he/she signed his/her name thereto by order of the Board of Directors of said corporation.

                                               /s/ Sharon Kay Miller
                                               ---------------------------------
                                                                 Notary Public

                                    EXHIBIT A
                                       TO
                         TRADEMARK COLLATERAL ASSIGNMENT
                             AND SECURITY AGREEMENT
                             ----------------------

                  LIST OF TRADEMARKS AND TRADEMARK APPLICATIONS
                  ---------------------------------------------

================================================================================

                       Registration        Registration          Expiration
     Trademark            Number              Date                  Date
     ---------            ------              ----                  ----
================================================================================


--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


================================================================================



================================================================================

      Trademark            Application/Serial                 Application
     Application                 Number                           Date
     -----------                 ------                           ----
================================================================================


--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


================================================================================

                                    EXHIBIT B
                                       TO
                         TRADEMARK COLLATERAL ASSIGNMENT
                             AND SECURITY AGREEMENT
                             ----------------------

                                LIST OF LICENSES
                                ----------------

                                      NONE

                                    EXHIBIT C
                                       TO
                         TRADEMARK COLLATERAL ASSIGNMENT
                             AND SECURITY AGREEMENT
                             ----------------------

                            SPECIAL POWER OF ATTORNEY
                            -------------------------

STATE OF NEW YORK          )
                           )  ss.:
COUNTY OF NEW YORK         )

       KNOW ALL MEN BY THESE PRESENTS, that RBX CORPORATION ("Debtor"), having an office at 5221 Valleypark Drive, Roanoke, Virginia 24019 hereby appoints and constitutes, severally, CONGRESS FINANCIAL CORPORATION, as Collateral Agent (together with any successor or replacement collateral agent, "Secured Party"), and each of its officers, its true and lawful attorney, with full power of substitution and with full power and authority to perform the following acts on behalf of Debtor:

       1. Execution and delivery of any and all agreements, documents, instrument of assignment, or other papers which Secured Party, in its discretion, deems necessary or advisable for the purpose of assigning, selling, or otherwise disposing of all right, title, and interest of Debtor in and to any trademarks and all registrations, recordings, reissues, extensions, and renewals thereof, or for the purpose of recording, registering and filing of, or accomplishing any other formality with respect to the foregoing.

       2. Execution and delivery of any and all documents, statements, certificates or other papers which Secured Party, in its discretion, deems necessary or advisable to further the purposes described in Subparagraph 1 hereof.

       This Power of Attorney is made pursuant to an Amended and Restated Trademark Collateral Assignment and Security Agreement, dated of even date herewith, between Debtor and Secured Party (the "Security Agreement") and is subject to the terms and provisions thereof. This Power of Attorney, being coupled with an interest, is irrevocable until all "Obligations", as such term is defined in the Security Agreement, are paid in full and the Security Agreement is terminated in writing by Secured Party.

Dated: August __, 2001

                                     RBX CORPORATION

                                     BY:

                                     TITLE:

STATE OF NEW YORK         )

                           )  ss.:
COUNTY OF NEW YORK         )


       On this ____ day of August, 2001, before me personally came ___________________, to me known, who being duly sworn, did depose and say, that he/she is the _________ of RBX CORPORATION, the corporation described in and which executed the foregoing instrument; and that he/she signed his/her name thereto by order of the Board of Directors of said corporation.

                       ----------------------------------
                                  Notary Public

                                      C-2